Confidential Treatment Requested
                                           Under 17 C.F.R.  200.80(b)(4)
                                           200.83 and 240.24b-2

THE POLK COMPANY
Data Products License Agreement
______________________________________________________________________________
MySoftware:	MySoftware Company         (a Delaware Corporation)
Address:	2197 East Bayshore Road, Palo Alto, CA  94303-3219
Contact:	Ms. Sharon Chiu	Phone:	650-473-3638	Fax:	650-325-0873
Agreed to by:            Agreed to by:
MySOFTWARE COMPANY       THE POLK COMPANY
By:                      By:
Print Name:              Print Name:
Title:                   Title:
Date:                    Date:
_______________________________________________________________________________
TERMS AND CONDITIONS
1. LICENSE.

   A. Polk hereby grants and MySoftware hereby accepts a nontransferable, nonexclusive license to use certain data (the "Polk Data") from the following Polk proprietary data product(s) (the "Polk Product(s)"), in accordance with the terms and conditions hereof. The terms applicable to each Polk Product are more particularly described in the respective Exhibit(s) listed below.
	         Polk Product	Exhibit
	         TotaList(tm)	A
	         CRMI(tm)	B

   B. MySoftware hereby grants and Polk hereby accepts a nontransferable, nonexclusive license to use certain MySoftware proprietary data (the "MySoftware Data") in accordance with the terms and conditions hereof. The MySoftware Data shall include the following, on an as available basis: (i) name; (ii) address; (iii) e-mail address; (iv) product(s) purchased; (v) date(s) of purchases; and (vi) other data elements mutually agreed upon by Polk and MySoftware.

2. TERM; LICENSE YEAR; NEGOTIATIONS FOR SEPARATE AGREEMENT.

   A. Term; License Year.

      (1) The initial term of this Agreement shall commence on December 4, 1998 (the "Effective Date", which shall be used as the reference date of this Agreement) and shall end on December 3, 1999. Thereafter, the term of this Agreement shall continue until terminated by either party upon at least 90 days' written notice to the other party; provided, however, upon the mutual written agreement of Polk and MySoftware, this Agreement may be renewed for a defined period of time (example a one (1) year renewal term) with such mutual written agreement to define whether the Agreement term automatically continues or automatically expires at the end of such renewal term.

      (2) The term "License Year" shall mean and refer to each twelve (12) month period during the term hereof which begins on the Effective Date or an anniversary thereof.

   B. Negotiations for Separate Agreement.

      (1) Polk and MySoftware agree to diligently pursue negotiations for a separate written agreement concerning the establishment of a business relationship between the parties designed to leverage [***] and [***].

      (2) In the event that the parties are not able to execute the separate agreement referenced in Subsection B.(1) above by February 26, 1999, then either party may terminate this Agreement upon written notice to the other party at least thirty (30) days prior to the effective date of such termination. The option to terminate shall be both party's sole remedy in the event that such separate agreement is not executed. Further, each party shall be solely responsible for any expenses it incurs in the course of negotiating such separate agreement.

3. USE OF THE POLK DATA; LIMITATIONS ON USE.


[***]  Confidential treatment requested.


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   A. Permitted Uses; Specific Limitations on Use.  The permitted uses of the
      Polk Data are set forth in the applicable Exhibit(s) referenced in Section 1 hereof, with each such Exhibit setting forth the uses and the limitations on use which are specific to each Polk Product.

   B. Limitations on Use of the Polk Data.

      (1) Rental Basis. In connection with the permitted uses of the Polk Data referenced in Subsection A. above, all Polk Data permitted to be furnished by MySoftware to any of its customers shall be on a rental basis only and no other basis whatsoever.

      (2) Excerpts Only. MySoftware's use of the Polk Data for any authorized purpose hereunder is limited to the provision to MySoftware's customers of excerpts from the Polk Data, and shall not include any wholesale provision of the entire Polk Data file or segments thereof to any other party.

      (3) Polk Data Included on Lists. Any list created using the Polk Data shall not contain any Polk Data information other than:

          (a) that which is necessary to effect delivery of any direct mail to the intended recipient thereof; and

          (b) telephone numbers if same have been requested by the applicable customer.

      (4) Compliance. Use of the Polk Data and any information derived therefrom by MySoftware or its customers must comply with:

          (a) the Direct Marketing Association's Ethical Use and Fair Information Practices Guidelines; and

          (b) all federal, state and local laws, rules and regulations.

      (5) State Restrictions. Because certain portions of the Polk Data are derived from state procured motor vehicle information, Polk is obligated to comply with certain restrictions and/or requirements placed upon the use of such vehicle information by the individual states. MySoftware shall strictly comply, and require that its customers strictly comply, with all restrictions and requirements now or hereafter imposed upon Polk by any state and made known to MySoftware.

      (6) Polk Restrictions. Polk may impose reasonable restrictions on the use of the Polk Data to manage the integrity thereof and Polk's access to its data sources in light of issues concerning privacy, good taste, and other consumer related issues. MySoftware and its customers shall strictly comply with all data use restrictions now or hereafter imposed by Polk upon written notice.

   C. MySoftware's Contractual Limitations on its Customers. MySoftware shall only provide Polk Data, whether in the form of a direct marketing list created using the Polk Data or through the performance of data enhancement services, to customers that have agreed to use the Polk
      Data in accordance with agreed upon written or click wrap terms and conditions which, along with provisions agreed upon by Polk and MySoftware concerning limitations on warranty and liability, shall include the following:

      (1) Statistics. The customer shall not convert or use the Polk Data to produce statistical reports or any other information which may be inferred or developed therefrom in any form, except for count reports produced in relation to a list used for marketing purposes by such customer.

      (2) Directory Assistance. The customer shall not use telephone numbers from the Polk Data in any application which provides electronic telephone number directory assistance to third parties.

      (3) Individual Look-Ups. The customer shall not use the Polk Data in any application involving individual look-ups of people pertaining to: (i) skip tracing functions; (ii) electronic directory assistance applications; or (iii) supplying any information relating to the neighbors of a particular name and address.

      (4) Solicitations; Ad Copy. Any solicitation and ad copy used by the customer in connection with the Polk Data:

          (a) shall not disclose the source of the recipient's name and address; and

          (b) shall not contain any statement or indication that customer possesses knowledge of any information about the recipient other than the recipient's name and address.

      (5) [***] Retention and Review. At least [***] copies of each [***] and/or [***] which is used in conjunction with the Polk Data or any information derived therefrom shall be retained by [***] for a minimum period of [***] after the applicable [***] or [***]. Upon a request from [***] to [***] within such [***] period, [***] shall obtain and promptly deliver to [***] the requested mail piece or telemarketing script copies. Polk and [***] recognize that [***] may not respond to, or cooperate with, a request by [***] for any such [***] or [***].

[***] Confidential treatment requested.

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      (6) Polk Data Included on Lists.  Any list created using the Polk Data shall not contain any Polk Data information other than:

          (a) that which is necessary to effect delivery of any direct mail to the intended recipient thereof; and

          (b) telephone numbers if same have been requested by the applicable customer.

      (7) Compliance. Use of the Polk Data and any information derived therefrom by the customer must comply with:

          (a) the Direct Marketing Association's Ethical Use and Fair Information Practices Guidelines; and

          (b) all federal, state and local laws, rules and regulations.

   D. General Requirements.

      (1) Data Access. MySoftware agrees to: (i) hold the Polk Data in confidence; (ii) provide access to the Polk Data only (a) to its employees and Authorized Users (defined below) to whom knowledge is required and to the extent necessary for proper use in accordance with this Agreement, and (b) to its customers solely in the form of the products and services for which MySoftware is permitted to use the Polk Data hereunder; (iii) require that its employees, Authorized Users and customers hold the Polk Data in to prevent the accidental or unauthorized disclosure of the Polk Data. MySoftware's obligations under this Section shall survive any termination of this Agreement. Polk may seek injunctive or other equitable relief against the breach or threatened breach of any of the foregoing covenants in addition to any other legal remedies which may be available.

      (2) Authorized Users. Access to and use of the Polk Data shall be limited as follows:

          (a) MySoftware may designate any of its employees as an "Authorized User" who may use the Polk Data in accordance with the terms hereof.

          (b) MySoftware may designate as an "Authorized User", any non-employee party or other entity provided that such party:

              (i) is engaged in work performed for or on behalf of MySoftware;

              (ii) accesses and uses the Polk Data solely in the performance of work performed for MySoftware;

              (iii) is not a competitor of Polk or under common ownership with or affiliated in any manner with a competitor of Polk; and

              (iv) has executed a written agreement with Polk which limits such party's use of the Polk Data to the performance of services for MySoftware and requires that the Polk Data be held in confidence.

           MySoftware shall be as fully responsible to Polk for the acts and omissions of the Authorized Users as MySoftware is for the acts and omissions of its own employees.

     (3) Location; Copies; Inspection.

       (a) The Polk Data shall reside, and the services permitted hereunder shall be performed by MySoftware only at:

           (i) the computer facilities of MySoftware which have been identified by MySoftware in a written notice to Polk; or

           (ii) a service bureau contractor retained by MySoftware to perform data processing services, which party has satisfied the conditions of becoming an Authorized User pursuant to Subsection C.(1) above.

       (b) The Polk Data may be copied in whole or in part as MySoftware deems necessary to use the Polk Data in accordance with the terms and conditions hereof; provided, however, MySoftware shall not be permitted to copy any Polk Data in the original form provided to MySoftware by Polk other than for back-up purposes. In no event shall any Polk Data be provided in its original form to any third party for any reason whatsoever. All copies of the Polk Data shall be subject to and governed by the terms and conditions hereof. Upon Polk's request, MySoftware shall cause to appear on each use of the Polk Data copyright or proprietary notices specified by Polk.

       (c) Upon reasonable notice from Polk to MySoftware, MySoftware shall permit Polk to inspect the Polk Data wherever it is stored, processed and/or used; provided, however, Polk is not required to provide any prior notice for such inspection if it has reason to believe that MySoftware is in breach of this Agreement. No such inspection shall release MySoftware from any of its obligations under this Agreement.

4. USE OF THE MYSOFTWARE DATA; LIMITATIONS ON USE.

   A. Permitted Uses. Polk may use the MySoftware Data in connection with and as part of Polk's various information services and products during the term of this Agreement.

   B. Limitations on Use of the MySoftware Data.

      (1) End Users; Brokers; Resellers. Polk may only use the MySoftware Data (in whole or in part) on behalf of, and furnish the same to, Polk's customers who are end users or brokers, and not resellers (unless Polk has obtained the prior written approval of MySoftware with respect to any reseller).

      (2) Not Identify Records as MySoftware Customers. Polk shall utilize the MySoftware data as part of a larger data set and shall not expressly identify individual records as customers of MySoftware.

      (3) Rental Basis. In connection with the permitted uses of the MySoftware Data referenced in Subsection A. above, all MySoftware Data permitted to be furnished by Polk to any of its customers shall be on a rental basis only and no other basis whatsoever.

      (4) MySoftware Restrictions. MySoftware may impose reasonable restrictions on the use of the MySoftware Data to manage the integrity thereof and MySoftware's access to its data sources in light of issues concerning privacy, good taste, and other consumer related issues. Polk and its customers shall strictly comply with all data use restrictions now or hereafter imposed by MySoftware upon written notice.

   C. Polk's Contractual Limitations on its Customers. Polk shall only provide MySoftware Data to customers that have agreed to use the MySoftware Data in accordance with agreed upon written or click wrap terms and conditions which, along with appropriate provisions concerning limitations on warranty and liability, shall include the following:

      (1) Solicitations; Ad Copy. Any solicitation and ad copy used by the customer in connection with the MySoftware Data:

          (a) shall not disclose the source of the recipient's name and address; and

          (b) shall not contain any statement or indication that customer possesses knowledge of any information about the recipient other than the recipient's name and address.

      (2) Ad Copy & Script Retention and Review. At least two (2) copies of each mail piece and/or telemarketing script which is used in conjunction with the MySoftware Data or any information derived therefrom shall be retained by the customer for a minimum period of 12 months after the applicable mail drop date or telemarketing script use. Upon a request from Polk to the customer within such 12 month period, the customer shall obtain and promptly deliver to Polk the requested mail piece or telemarketing script copies.

      (3) MySoftware Data Included on Lists. Any list created using the MySoftware Data shall not contain any MySoftware Data information other than:

          (a) that which is necessary to effect delivery of any direct mail to the intended recipient thereof; and

          (b) telephone numbers if same have been requested by the applicable customer.

      (4) Compliance. Use of the MySoftware Data and any information derived therefrom by the customer must comply with:

          (a) the Direct Marketing Association's Ethical Use and Fair Information Practices Guidelines; and

          (b) all federal, state and local laws, rules and regulations.

   D. General Requirements.

      (1) Data Access. Polk agrees to: (i) hold the MySoftware Data in confidence; (ii) provide access to the MySoftware Data only (a) to its employees and Authorized Users (defined below) to whom knowledge is required and to the extent necessary for proper use in accordance with this Agreement, and (b) to its customers solely in the form of the products and services for which Polk is permitted to use the MySoftware Data hereunder; (iii) require that its employees, Authorized Users and customers hold the MySoftware Data in confidence; and (iv) take steps to prevent the accidental or unauthorized disclosure of the MySoftware Data. Polk's obligations under this Section shall survive any termination of this Agreement. MySoftware may seek injunctive or other equitable relief against the breach or threatened breach of any of the foregoing covenants in addition to any other legal remedies which may be available.

      (2) Authorized Users. Access to and use of the MySoftware Data shall be limited as follows:

          (a) Polk may designate any of its employees as an "Authorized User" who may use the MySoftware Data in accordance with the terms hereof.

          (b) Polk may designate as an "Authorized User", any non-employee party or other entity provided that such party:

              (i) is engaged in work performed for or on behalf of Polk;

              (ii) accesses and uses the MySoftware Data solely in the
                   performance of work performed for Polk;

              (iii) is not a competitor of MySoftware or under common
                    ownership with or affiliated in any manner with a competitor of MySoftware; and

              (iv) has executed a written agreement with MySoftware which limits such party's use of the MySoftware Data to the performance of services for Polk and requires that the MySoftware Data be held in confidence.

              Polk shall be as fully responsible to MySoftware for the acts and omissions of the Authorized Users as Polk is for the acts and omissions of its own employees. MySoftware acknowledges that Acxiom Corporation is the facilities manager of Polk's computer facility which is located in Conway, Arkansas, and is hereby approved as one of Polk's Authorized Users.

      (3) Location; Copies; Inspection.

          (a) The MySoftware Data shall reside, and the services permitted hereunder shall be performed by Polk only at:

              (i) the [***] facilities of [***] which have been identified by Polk in a written notice to MySoftware; or

              (ii) a [***] retained by [***] to perform [***] services,
                   which party has satisfied the conditions of becoming an Authorized User pursuant to Subsection D.(2) above.

           (b) The MySoftware Data may be copied in whole or in part as Polk deems necessary to use the MySoftware Data in accordance with the terms and conditions hereof; provided, however, Polk shall not be permitted to copy any MySoftware Data in the original form provided to Polk by MySoftware other than for back-up purposes. In no event shall any MySoftware Data be provided in its original form to any third party for any reason whatsoever. All copies of the MySoftware Data shall be subject to and governed by the terms and conditions hereof. Upon MySoftware's request, Pol shall cause to appear on each use of the MySoftware Data copyright or proprietary notices specified by MySoftware.

           (c) Upon reasonable notice from MySoftware to Polk, Polk shall permit MySoftware to inspect the MySoftware Data wherever it is stored, processed and/or used; provided, however, MySoftware is not required to provide any prior notice for such inspection if it has reason to believe that Polk is in breach of this Agreement. No such inspection shall release Polk from any of its obligations under this Agreement.

5. LICENSE FEES / ROYALTIES; TIME FOR PAYMENT; TAXES; RIGHT TO AUDIT.

   A. MySoftware Fees / Royalties. MySoftware agrees to pay Polk various fees and charges for the use of the Polk Data in accordance with the fees and charges set forth in the Exhibit applicable to each Polk Product.

   B. Provision of MySoftware. The parties agree that the provision hereunder of the MySoftware Data to Polk is part of the consideration paid by MySoftware hereunder for the use of the Polk Data.

   C. Time for Payment. All invoices are due and payable [***] after MySoftware's receipt thereof. Any amount not paid by MySoftware when due hereunder, shall bear interest at the lesser rate of one and one-half percent (11/2%) per month or the highest rate under applicable law. MySoftware's obligation to pay the amounts due Polk hereunder is entirely independent of whether MySoftware receives payment from its own customers. In the event MySoftware does not pay any amounts owed hereunder within [***] after receipt of written notice from Polk that such amounts were not paid when due as stated above, Polk may either declare MySoftware to be in default hereunder , or suspend or restrict MySoftware's ability to provide Polk Data and related services to its customers until all amounts owed to Polk are paid in full.

   D. Taxes. MySoftware shall pay when due all sales, use and excise or similar taxes or levies related to this Agreement, exclusive, however, of taxes based on Polk's income. If any such tax for which MySoftware is responsible hereunder is paid by Polk, MySoftware agrees to promptly reimburse Polk therefor.

   E. Right to Audit. MySoftware agrees that at all times it shall maintain current, accurate and complete books and records relating to all usage of the Polk Data by MySoftware and any payments due Polk as a result thereof and agrees that Polk, or any designee of Polk, shall have the right no more than [***] times per year (unless the prior audit disclosed a discrepancy and then Polk have the right to audit up to [***] time per year), at any time following the date of this Agreement to audit and copy or make extracts from all such books, records and any source documents used in the preparation thereof wherever located, during normal business hours and at Polk's expense, upon written notice to MySoftware [***] business days prior to the commencement of any such audit.

6. DELIVERY; UPDATES.

   A. Polk Data.

      (1) Initial Delivery. The Polk Data will be delivered to MySoftware on an [***] and in a format and time frame agreed upon by the parties.

      (2) Updates. Updates to the Polk Data shall be ordered by MySoftware and delivered by Polk at the frequencies set forth in the Exhibit hereto for the applicable Polk Product.

   B. MySoftware.


[***] Confidential treatment requested.

      (1) Initial Delivery. The MySoftware Data will be delivered to Polk on an [***] and in a format and time frame agreed upon by the parties.

      (2) Updates. Updates to the MySoftware Data shall be delivered by MySoftware on a [***] basis.

7. TITLE TO POLK DATA; NO ASSIGNMENT.

   A. Title to the Polk Data shall at all times remain in Polk.

   B. Except as set forth herein, the Polk Data shall not be assigned, subleased, sublicensed, rented, offered for sale, sold or disposed of by MySoftware in any manner whatsoever. The change of beneficial or record owners of 50% or more of any class of MySoftware's outstanding capital stock, or the merger, consolidation or reorganization of MySoftware by a "Direct Competitor of Polk" (defined in Section 13 hereof), or the purchase of substantially all of the assets of MySoftware by a Direct Competitor of Polk, shall be considered as constituting an improper assignment hereof. This Agreement may be assigned by MySoftware where such assugnment is in connection with a merger, acquisition or sale of substantially all of MySoftware's assets provided that the surviving entity is not a Direct Competitor of Polk. Where there is a contemplated acquisition, merger or sale of substantially all of MySoftware's assets by or to a Direct Competitor of Polk, either party may terminate this Agreement without cause by paying Polk the then remaining minimum payments which would otherwise be due as set forth in this Agreement.

8. TITLE TO MYSOFTWARE DATA; NO ASSIGNMENT.

   A. Title to the MySoftware Data shall at all times remain in MySoftware.

   B. Except as set forth herein, the MySoftware Data shall not be assigned, subleased, sublicensed, rented, offered for sale, sold or disposed of by Polk in any manner whatsoever. The change of beneficial or record owners of 50% or more of any class of Polk's outstanding capital stock, or the merger, consolidation or reorganization of Polk by a "Direct Competitor of MySoftware" (defined in Section 13 hereof), or the purchase of substantially all of the assets of Polk by a Direct Competitor of MySoftware, shall be considered as constituting an improper assignment hereof. This Agreement may be assigned by Polk where such assignment is in connection with a merger, acquisition or sale of substantially all of Polk's assets provided that the surviving entity is not a Direct Competitor of MySoftware. Where there is a contemplated acquisition, merger or sale of substantially all of Polk's assets by or to a Direct Competitor of Polk, either party may terminate this Agreement without cause by paying Polk the then remaining minimum payments which would otherwise be due as set forth in this Agreement.

9. WARRANTY DISCLAIMER AND REMEDIES.

   A. Polk Data.

      (1) Polk warrants that the Polk Data will, upon delivery, be as current, accurate and complete as may be achieved using the source data, compilation and data processing methods normally employed by Polk in the ordinary course of its business; provided, however, the Polk Data is not warranted as being error free. THE FOREGOING IS A LIMITED WARRANTY AND POLK MAKES AND MYSOFTWARE RECEIVES NO OTHER WARRANTY, EXPRESS OR IMPLIED, AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE EXPRESSLY EXCLUDED.

      (2) Polk's sole obligation and MySoftware's sole remedy under the limited warranty set forth in Subsection A. above is strictly and exclusively limited to the prompt correction of any errors in the Polk Data which are made known to Polk by written or electronic mail notice from MySoftware describing such errors in sufficient detail with any necessary backup information or documents; provided, however, MySoftware acknowledges that some corrections of errors in the Polk Data shall be dependent on the availabily of the same from the source of the applicable data. In the event of any breach of the foregoing warranty, MySoftware's sole remedy and Polk's sole liability shall be limited to requiring that Polk reperform its applicable obligations hereunder at no cost to MySoftware.

   B. MySoftware Data.

      (1) MySoftware warrants that the MySoftware Data will, upon delivery, be as current, accurate and complete as may be achieved using the source data, compilation and data processing methods normally employed by MySoftware in the ordinary course of its business; provided, however, the MySoftware Data is not warranted as being error free. THE FOREGOING IS A LIMITED WARRANTY AND MYSOFTWARE MAKES AND POLK RECEIVES NO OTHER WARRANTY, EXPRESS OR IMPLIED, AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE EXRESSLY EXCLUDED.

      (2) MySoftware's sole obligation and Polk's sole remedy under the limited warranty set forth in Subsection A. above is strictly and exclusively limited to the prompt correction of any errors in the MySoftware Data which are made known to MySoftware by written or electronic mail notice from Polk describing such errors in sufficient detail with any necessary backup information or documents; provided, however, Polk acknowledges that some corrections of errors in the MySoftware Data shall be dependent on the availability of same from the source of the applicable data.

[***] Confidential treatment requested.

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10. LIMITATION OF LIABILITY; GENERAL INDEMNITY.

    A. Limitation of Liability.

       (1) Polk.

           (a) In connection with the provision by Polk of the Polk Data to MySoftware under this Agreement:

               (i) the express warranty stated in Section 9.A. hereof and the indemnity obligations set forth in Sections 10.B. (1) hereof, are in lieu of all liabilities and obligations of Polk arising out of or in connection therewith, and Polk shall not be liable to MySoftware for any other claims or damages, regardless of the form of action; and

              (ii) in no event shall Polk be liable to MySoftware for any indirect, incidental, special or consequential damages, including but not limited to, lost business and lost profits, whether foreseeable or not, even if Polk has been advised of the possibility of such damages.

           (b) In connection with Polk's obligations as a licensee of the MySoftware Data:

               (i) there shall be no limitation on MySoftware's ability to recover direct damages from Polk in connection with any breach of such obligations; and

              (ii) except for any breach by Polk of its obligations under
                   Section 4.D.(1) hereof, Polk shall not be liable to MySoftware for any indirect, incidental, special or consequential damages, including but not limited to, lost business and lost profits, whether foreseeable or not, even if Polk has been advised of the possibility of such damages.

           (c) The liability limitations set forth in this Subsection A.(1) shall survive any termination of this Agreement.

       (2) MySoftware.

           (a) In connection with the provision by MySoftware of the MySoftware Data to Polk under this Agreement:

               (i) the express warranty stated in Section 9.B. hereof and the indemnity obligations set forth in Section 10.B.(2) hereof, are in lieu of all liabilities and obligations of MySoftware arising out of or in connection therewith, and MySoftware shall not be liable to Polk for any other claims or damages, regardless of the form of action; and

              (ii) in no event shall MySoftware be liable to Polk for any indirect, incidental, special or consequential damages, including but not limited to, lost business and lost profits, whether foreseeable or not, even if MySoftware has been advised of the possibility of such damages.

           (b) In connection with MySoftware's obligations as a licensee of the Polk Data:

               (i) there shall be no limitation on Polk's ability to recover direct damages from MySoftware in connection with any breach of such obligations; and

              (ii) except for any breach by MySoftware of its obligations under Sections 3.D.(1) hereof, MySoftware shall not be liable to Polk for any indirect, incidental, special or consequential damages, including but not limited to, lost business and lost profits, whether foreseeable or not, even if MySoftware has been advised of the possibility of such damages.

           (c) The liability limitations set forth in this Subsection A.(2) shall survive any termination of this Agreement.

   B. General Indemnity.

      (1) By Polk. Polk agrees to indemnify and hold MySoftware, harmless from and against any claim made by any third party which arises from or is in any way connected with Polk's use of any MySoftware Data, or the performance of any services by Polk. The obligations of Polk under this Subsection B.(1) shall survive any termination of this Agreement. Polk shall have no obligation to indemnify under this Subsection B.(1) where the liability or claim is not the result of negligence or an intentional act of Polk.

      (2) By MySoftware. MySoftware agrees to indemnify and hold Polk, harmless from and against any claim made by any third party which arises from or is in any way connected with MySoftware's use of any Polk Data, or the performance of any services by MySoftware. The obligations of MySoftware under this Subsection B.(2) shall survive any termination of this Agreement. MySoftware shall have no obligation to indemnify under this Subsection B.(2) where the liability or claim is not the result of negligence or an intentional act of MySoftware.

11. DEFAULT.

    A. Either party hereto shall be in default upon the occurrence of any one of the following events: (i) failure to pay the license fees or other charges hereunder within [***] following the receipt of written notice that amounts owed were not received on the due date thereof; (ii) failure to perform any other term, condition or covenant of this Agreement and such failure shall continue for a period of [***] after receipt of written notice thereof; (iii) if such party ceases the conduct of active business; (iv) if any proceedings under the U.S. Bankruptcy Code or other insolvency laws shall be instituted by or against such party, or if a receiver shall be appointed for such party or any of its assets or properties; or (v) if such party shall make an assignment for the benefit of creditors, or admit in writingits inability to pay its debts as they come due.

    B. Upon any material default and the failure to cure such material default with the time periods set forth in Subsection A. above, the non-defaulting party may terminate this Agreement and declare all accrued license fees and other charges immediately due and payable. Any such termination shall not entitle the defaulting party to a refund, in whole or in part, of the license fees or other charges hereunder.

    C. Upon any non-material default, the non-defaulting party may pursue such rights or remedies which the non-defaulting party may have against the defaulting party with respect to such default; provided, however, the non-defaulting party shall not terminate this Agreement as a result of such non-material default; provided, however, a series of non-material defaults which demonstrate a disregard for the terms and conditions of this Agreement may be deemed by the non-defaulting party to be cause terminating this Agreement.

    D. The defaulting party shall pay all costs, expenses, losses, damages and reasonable attorney fees incurred by the non-defaulting party in the exercise of any of its rights or remedies hereunder, or as a result of enforcing any of the terms, conditions or provisions hereof.

    E. No remedy referred to in this Section is intended to be exclusive, but shall be cumulative and in addition to any other remedy referred to herein or otherwise available to the non-defaulting party at law or in equity, except as may be limited in Section 10 hereof.

12. CONFIDENTIALITY; ADVERTISING.

    A. Confidentiality. The parties hereto hereby agree that the terms and conditions of this Agreement including all Exhibits hereto and any policies, business practices, plans and methods not in the public domain which may be known or disclosed to either party as a result of this Agreement will be held in confidence and not disclosed to any third party for any reason whatsoever.

    B. Advertising.

       (1) MySoftware agrees that it will not advertise or in any way publicly announce through any media that it has entered into this Agreement or has or will be using the Polk Data, without the express prior written consent of Polk, which consent shall not be unreasonably withheld or delayed. Polk will provide MySoftware identity and logo standards and requirements for use on the MySoftware web sites.

       (2) Polk agrees that it will not advertise or in any way publicly announce through any media that it has entered into this Agreement or has or will be using the MySoftware Data, without the express prior written consent of MySoftware, which consent shall not be unreasonably withheld or delayed.

13. COMPETING SERVICES.

    A. MySoftware agrees that it shall not perform for or provide to any "Direct Competitor of Polk": (i) any services which make use of the Polk Data, or disclose any of the Polk Data in any manner; or (ii) any list based upon, derived from or enhanced with the Polk Data. For purposes of this Agreement, the term "Direct Competitor of Polk" shall mean any party owning or in possession of a list with household counts that match at least [***] of the Polk Data counts for the geographic area covered by said party's list. Direct Competitors of Polk shall include, but are not limited to each of the following companies and its parent, if any, and subsidiaries of each such company and its parent:
       [***].

    B. Polk agrees that it shall not perform for or provide to any "Direct Competitor of MySoftware": (i) any services which make use of the MySoftware Data, or disclose any of the MySoftware Data in any manner; or (ii) any list based upon, derived from or enhanced with the MySoftware Data. For purposes of the Agreement, the term "Direct Competitor of MySoftware" shall mean any party owning or in possession of an Internet list or data sales software. Direct Competitors of MySoftware shall include, but are not limited to each of the following companies and its parent, if any, and subsidiaries of each such company and its parent: [***].

[***] Confidential treatment requested.

    C. MySoftware to maintain consumer household database similar to the Polk Data and offer services described herein based upon or derived from any such database, provided that:

       (1) MySoftware shall utilize Polk Data as a first priority for all data appending applications and list selections; and

       (2) at no time will the original Polk Data, in full or in part, be merged with a Competitor's data, in full or in part, to form a resultant merged/combined database.

    D. In the event any significant marketing conflict arises between Polk and MySoftware, upon written notice thereof from Polk specifying such conflict, MySoftware and Pok shall immediately use their best efforts to negotiate in good faith to resolve such conflict. MySoftware acknowledges that: (i) all automotive manufacturing companies, their distributors, dealers, and advertising agencies (collectively the "Automotive Customer(s)") are currently customers or prospective customer of Polk; and (ii) a marketing conflict would result from any MySoftware efforts to market any services using the Polk Data to any Automotive Customers. Accordingly, MySoftware agrees to resolve such conflict with Polk before contracting with any Automotive Customer.

14. TERMINATION. Upon the expiration or earlier termination of this Agreement the following shall occur:

    A. Polk shall cease to provide any further services or Polk Data to MySoftware.

    B. MySoftware shall cease to provide any MySoftware Data to Polk.

    C. MySoftware shall immediately pay Polk all fees and charges, if any, which are accrued up to date of termination.

    D. MySoftware shall immediately: (i) discontinue the use of the Polk
       Data and all information contained therein or derived therefrom; (ii) erase all data elements and information derived from the Polk Data appearing on any MySoftware file; and (iii) return to Polk all tapes, copies, partial copies and any other documentation, materials or other information evidencing the Polk Data, together with a written certification that all of the foregoing have been either returned or destroyed.

    E. Polk shall immediately: (i) discontinue the use of the MySoftware Data and all information contained therein or derived therefrom; (ii) erase all data elements and information derived from the MySoftware Data appearing on any Polk file; and (iii) return to MySoftware all tapes, copies, partial copies and any other documentation, materials or other information evidencing the MySoftware Data, together with a written certification that all of the foregoing have been either returned or destroyed.

15. NOTICES. All notices, requests, demands or other communications by the parties, other than routine operation communications under this Agreement, required or permitted to be given by one party to the other shall be given in writing by personal delivery, fax, or sent (postage prepaid with return receipt or delivery confirmation requested) by registered mail, certified mail, or express mail delivery, and shall be delivered, faxed or addressed to such other party at the address or fax number specified below or at such other address or fax number as either party may notify the other from time to time in accordance with the Section. Such notices, requests, demands or other communications shall be deemed to have been received: (i) if personally delivered, upon delivery; (ii) if sent by facsimile, on the date faxed (with receipt confirmed); or (iii) if sent by registered, certified mail or express mail delivery, upon delivery thereof as evidenced by such return receipt or delivery confirmation.

    To Polk: The Polk Company        To MySoftware: MySoftware Company
      Attn.: Managing Director,              Attn.: V.P. Operations
             Strategic Partnerships                 2197 East Bayshore Road
             1621 18th Street                       Palo Alto, CA 94303-3219
             Denver, CO 80202

             Fax No. 303-294-9628                   Fax No. 650-325-0873

16. MISCELLANEOUS PROVISIONS.

    A. Excusable Delay. Neither party shall be liable to the other for any delay in the time for performance of its obligations under this Agreement if such delay arises out of circumstances beyond its reasonable control including but not limited to strikes, wars, natural disasters, equipment failure or breakdown, governmental regulations or interference, or other calamity. In the event of any such excusable delay, the time for performance of such obligations shall be extended for a period equal to the length of the delay. The party whose performance is hampered by the excusable delay shall provide written notice thereof to the other party as soon as reasonable possible.

    B. Relationship. The relationship of the parties created by this Agreement is that of independent contractor and not that of employer/employee, principal/agent, partnership, joint venture or representative of the other. Neither party shall represent to third parties that it is the representative of the other in any manner or capacity whatsoever.

    C. Limits on Actions; Waiver. No action arising out of this Agreement, regardless of form, may be brought by either party more than [***] after the cause of action has accrued. No delay or failure of either party in exercising any rights hereunder, and no partial or single exercise thereof shall be deemed of itself to constitute a waiver of such right or any other right hereunder. No waiver shall be effective unless made in writing and signed by an authorized representative. In the event that any provision of this Agreement shall by a court be declared void or unenforceable, the validity of any other provisions and of the entire Agreement shall not be affected thereby.

    D. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan.

    E. Entire Agreement. Section headings are for convenience only and will not be construed as a part of this Agreement. The terms, covenants and conditions contained herein constitute the complete and exclusive statement of the terms hereof, and supersede all prior oral and written statements of any kind made by the parties or their representatives with respect to the subject matter hereof. In the event of any conflict between the terms and conditions of this Agreement and any MySoftware purchase order, the terms and conditions of this Agreement shall prevail. No statement in writing subsequent to the date of this Agreement purporting to modify or add to the terms and conditions hereof shall be binding unless consented to in writing by duly authorized representatives of MySoftware and Polk in a document making specific reference to this Agreement.

[***] Confidential treatment requested.

                                       EXHIBIT A
                           DATA PRODUCTS LICENSE AGREEMENT
                         dated as of December 4, 1998 between
           THE POLK COMPANY ("Polk") and MySOFTWARE COMPANY. ("MySoftware")

                                      TOTALIST (tm)

1. DESCRIPTION OF POLK PRODUCT. Polk procures, compiles, owns, and maintains a national consumer household database derived from [***], and other sources (hereinafter "TotaList"). The data from TotaList which is provided to MySoftware hereunder shall hereinafter be called "TotaList Data" and shall include at a minimum those data elements set forth in Appendix 1 to this Exhibit A.

2. PERMITTED USES AND SPECIFIC LIMITATIONS ON USE. TotaList Data may only be used by MySoftware for the purposes described below and for no other purpose whatsoever.

   A. List Rental. "List Rental" shall mean MySoftware's use of TotaList Data in connection with the preparation of a list for use by a customer of MySoftware. The list may only be used by such customer in connection with its own marketing programs and for no other purpose whatsoever.

   B. Scored List Rental. "Scored List Rental" shall mean MySoftware's use of area level TotaList Data in connection with the preparation of a list for use by a customer of MySoftware, which list has been selected through the use of a multivariate scoring model developed from the area level TotaList Data. The list may only be used by such customer in connection with its own marketing programs and for no other purpose whatsoever.

   C. Data Enhancement Services. MySoftware may use area level data TotaList Data as defined by Polk in connection with performing any of the following data enhancement services (the "DE Services").

      (1) House File Enhancement. "House File Enhancement" shall mean the performance by MySoftware of data appending for a customer which has furnished its file to MySoftware for said purpose, and where the customer may receive from MySoftware a copy of the file as enhanced by area level TotaList Data. House File Enhancement may only be performed when: (i) the file furnished to MySoftware is [***]; (ii) the file as enhanced by area level TotaList Data will only be used by [***] in connection with [***], and will not be sold, rented or otherwise provided by [***] to [***].

      (2) Enhanced List Rental Fulfillment.  "Enhanced List Rental
          Fulfillment" shall mean the performance by MySoftware of data appending for a customer which has furnished its file to MySoftware, for said purpose, and where MySoftware may use the customer's file as enhanced by area level TotaList Data to select, create and furnish a direct marketing list for use only by the customer or its designee; provided, however, any such list shall not contain any data elements or information from the area level TotaList in any form whatsoever. Enhanced List Rental Fulfillment may only be performed when the file furnished to MySoftware is: (i) [***] and (ii) resident upon, controlled and regularly maintained by [***].

      (3) Mailing List Screening. "Mailing List Screening" shall mean the utilization by MySoftware of data appending to omit or select records for a customer which has furnished a non-owned file to MySoftware for said purpose. Mailing List Screening may only be performed for the purpose of selecting, creating or analyzing from such file and furnishing to the customer a direct marketing list derived therefrom; provided, however, any such list: (i) shall not contain any [***] in any form whatsoever; and (ii) shall only be used by [***] in connection with [***] and will not under any circumstances be sold, rented or otherwise provided to [***] by [***]. Mailing List Screening may include the omission or selection of modeled data from merged files provided by multiple customers.

      (4) Profile Reports and Modeling. MySoftware may utilize area level TotaList Data to enhance [***] and create [***] for MySoftware's customers. Files used to generate [***] shall remain within MySoftware's possession and not be disclosed to [***] without the prior written approval of Polk. Fees shall be due to Polk regardless of whether customers of MySoftware are invoiced for [***].

   D. Private Label. Polk acknowledges and agrees that MySoftware may offer the (i) [***], (ii) [***], and (iii) [***], to third parties in a Private Label arrangement. Under such private label arrangements, the [***] will be made available within an environment branded with third parties' logos and trademarks.

3. UPDATES. To maintain the overall quality and deliverability of the TotaList Data, MySoftware agrees to order and use an updated version of the TotaList Data not less frequently than once every [***] occurring during the term hereof. Such updates shall be delivered to MySoftware as soon as reasonably possible after Polk's receipt of MySoftware's written

[***] Confidential treatment requested.

   order therefor, subject to Polk's normal schedule for updating TotaList. While MySoftware may order updated versions of TotaList more frequently than once every [***] Polk shall not be obligated to produce such updates more frequently than the frequency allowed by Polk's normal updating schedule.


4. LICENSE FEES; ROYALTIES. MySoftware agrees to pay Polk for the use of the TotaList Data in accordance with the fees and charges specified below:

   A. Initial File Creation and File Updates. Polk shall ship to MySoftware the initial file and applicable updates, and in connection therewith MySoftware shall pay for: (i) the [***]; and (ii) the [***] used to [***], provided, however, MySoftware shall not be charged for [***] which MySoftware returns to Polk, at [***] sole expense, within [***] of [***] original receipt thereof. For purposes of this Agreement, the material cost of each tape or cartridge shall be [***]. Polk may, at its sole discretion, delay shipment of any updates if MySoftware is not current with providing monthly royalty reports or payment of invoices.

    B. List Rental. MySoftware shall pay Polk for List Rental on a per order basis, a sum per [***] household records (i.e. name and address) as indicated in Subsection (a) below for the preparation of lists for or on behalf of any of its customers. Prices shown are based upon [***]. [***] unlimited usage is [***] the original price. A [***] reuse for the same order is [***] off original price.

       (1) Quantity and Base Price.


                   Quantity                     Base Price per M
                   --------                     ----------------
                 Less than [***]                $ [***]
                  [***] to [***]                $ [***]
                  [***] to [***]                $ [***]
                  [***] to [***]                $ [***]
                  [***] to [***]                $ [***]
                  [***] and greater             $ [***]


           Notwithstanding the foregoing, MySoftware may offer its prospective customers a free of charge sample of Polk Data for use in connection with its own marketing programs and for no other purpose whatsoever;
           provided, however, MySoftware shall (i) limit the access to such free samples to [***] to a prospective customer during each calendar year, and (ii) limit the size of such samples to a minimum of [***] to a maximum of [***].

       (2) Surcharge Applied.

           (a) Scored List Rental.  In addition to the charges in Subsection
               B.(1) above, MySoftware shall pay to Polk as charges for Scored List Rental a sum equal to [***] per [***] used by MySoftware in the preparation of scored lists for or on behalf of any of its customers.

           (b) Data Elements. When the data elements set forth in Appendix 1 to this Exhibit A are used by MySoftware for List Rental, MySoftware shall pay Polk the per thousand rates set forth in Appendix 2 to this Exhibit A.

       (3) List Rental Processing and Other Charges. In addition to the charges listed in Subsections B.(1) and B.(2) above, any list request processed by Polk will incur a [***] processing charge.
           Other charges for selections made by Polk include the following, when applicable:

           (a) Minimum Order Price	[***]

           (b) Format charges:

               (i) Cheshire labels	[***]

               (ii) Pressure sensitive (4 or 5 up)	[***]

               (iii) Pressure sensitive (1 up)	[***]

               (iv) Manuscripts (includes phone number)	[***]

               (v) 3 x 5 Cards (includes phone number)	[***]

               (vi) Magnetic tape	[***]


[***] Confidential treatment requested.



               (vii) Magnetic cartridge	[***]

               (viii) Diskette	[***]

               (ix) Carrier route presort	[***]

               (x) Barcode	[***]

    C. Data Enhancement Services.

       (1) Type of DE Service. The following are the fees and charges for each type of DE Service.

           (a) House File Enhancement. The prices shown on Appendix 2 to this Exhibit A are based [***] and are [***]. Data elements appended are authorized for use for a period of [***] from the date of appending.

           (b) Enhanced List Rental Fulfillment.  See Appendix 2 to this
               Exhibit A for pricing.

           (c) Mailing List Screening. See Appendix 2 to this Exhibit A for pricing, which pricing is:

               (i) based on [***] of a [***] and are in effect for [***]
                   used; and

               (ii) based upon the [***] the [***] (i) [***], or (ii)
                    [***], and is [***].

           (d) Profile Reports and Modeling.

               (i) Profile Reports.  MySoftware shall pay Polk a minimum of
                   [***] for any profile or report created using the Polk
                   Data.

               (ii) Modeling.  MySoftware shall pay Polk a minimum of [***]
                    for any model created using the Polk Data.

       (2) Appendix 2 to this Exhibit A. In connection with the DE Services to which Appendix 2 to this Exhibit A applies, MySoftware shall pay
           Polk as fees for use of the TotaList Data in connection with the performance of DE Services the higher of (i) [***], , or (ii)
           [***]. Data elements not listed on Appendix 1 to this Exhibit
           A, but provided as part of the TotaList Data, are not available for use in connection with DE Services without Polk's prior written approval.

       (3) Time for Application of Fees and Charges. The fees and charges payable by MySoftware under Subsection C.(1) above, shall be paid by MySoftware to Polk at the following times

           (a) In the case of House File Enhancement, [***].

           (b) In the case of Enhanced List Rental Fulfillment using a customer's enhanced house file, [***].

           (c) In the case of Mailing List Screening, [***].

           (d) In the case of Profile Reports and Modeling, [***].

    D. Minimum Use Charge. In the event MySoftware's usage of TotaList Data for List Rental fails to generate attendant charges (the "Minimum Use
       Charge") of at least (i) [***] during the [***] License Year, and
       (ii) [***] during the [***] License Year, then MySoftware shall pay to Polk such additional amounts required to [***] for each License
       Year.

    E. Price Increases. The prices to be charged MySoftware hereunder shall remain in effect [***]. Thereafter, Polk may increase such prices upon written notice thereof to MySoftware at least [***] prior to the effective date of any such increase. Notwithstanding the foregoing, in the event that any of Polk's data suppliers increase their price to Polk, Polk may pass such increase through to MySoftware upon written notice at least [***] prior to the effective date of such increase

5. ACCOUNTING AND INVOICING.

    A. Polk shall invoice MySoftware for all amounts due under Section 4.A.
       hereof on or about the time the TotaList Data or any updates thereto are shipped to MySoftware.

    B. MySoftware shall provide Polk with an accounting describing (i) all household records from the TotaList Data (including the corresponding list segment identification for such records) used by MySoftware in the preparation of lists supplied to MySoftware's customers, and (ii) all DE
       Services performed by MySoftware for or on behalf of its customers, which accounting shall specify the name of the end user and be in the form of Appendices 3 and 4 to this Exhibit A. Such

[***] Confidential treatment requested.



       accounting shall be performed by MySoftware on a monthly basis and provided to Polk not later than the thirtieth (30th) day of the month following the expiration of each calendar month occurring during the term hereof regardless of whether any services have actually been performed by MySoftware. Based on the aforesaid accounting, Polk shall issue an invoice to MySoftware specifying the proper amount due in accordance with Sections 4.B. and 4.C. hereof. Polk shall maintain the name of MySoftware's end user in confidence.




                                APPENDIX 1 TO EXHIBIT A
                           DATA PRODUCTS LICENSE AGREEMENT
                         dated as of December 4, 1998 between
             THE POLK COMPANY ("Polk") and MySOFTWARE COMPANY ("MySoftware")


                              TOTALIST POLK DATA ELEMENTS
                              ---------------------------
[***] [***] [***] [***] [***] [***]
[***] [***] [***] [***] [***] [***]
[***] [***] [***] [***] [***] [***]
[***] [***] [***] [***] [***] [***]
[***] [***]

[***] [***] [***] [***] [***] [***]
[***] [***] [***] [***] [***] [***]
[***] [***] [***] [***] [***] [***]
[***] [***] [***] [***] [***] [***]
[***] [***] [***] [***] [***] [***]
[***] [***] [***] [***] [***] [***]
[***] [***] [***] [***] [***] [***]
[***] [***] [***] [***] [***] [***]
[***] [***] [***] [***]
[***] [***]
[***] [***] [***] [***]
[***] [***]
[***] [***]

[***] [***] [***] [***] [***] [***]
[***] [***] [***] [***] [***] [***]
[***] [***] [***] [***] [***] [***]
[***] [***] [***] [***]
[***] [***] [***] [***]
                  [***] [***] [***] [***]
                  [***] [***] [***] [***]
                  [***] [***] [***] [***]
                  [***] [***] [***] [***]
                  [***] [***] [***] [***]
                  [***] [***] [***] [***]
[***] [***] [***] [***] [***] [***]
[***] [***]

Legend
B    (  [***]
ST   (  [***]
SP   (  [***]
P    (  [***]


[***] Confidential treatment requested.



                             APPENDIX 2 TO EXHIBIT A
                        DATA PRODUCTS LICENSE AGREEMENT
                       dated as of December 4, 1998 between
          THE POLK COMPANY ("Polk") and MySOFTWARE COMPANY ("MySoftware")

                          TOTALIST DATA FEES AND RATES
                          ----------------------------

                                          Data Enhancement
            List Rental   House File      Enhanced List          Mailing List
             Surcharge    Enhancement     Rental Fulfillment       Screening
            -----------   -----------     -------------------    ------------
Basic       [***]       See Exhibit B   See Exhibit B          See Exhibit B
Standard    [***]       See Exhibit B   See Exhibit B          See Exhibit B
Specialty   [***]       See Exhibit B   See Exhibit B          See Exhibit B
Premium
  [***]  [***]  [***]  [***]  [***]
  [***]  [***]  [***]  [***]  [***]
  [***]  [***]  [***]  [***]  [***]
  [***]  [***]  [***]  [***]  [***]
  [***]  [***]  [***]  [***]  [***]


[***] Confidental treatment requested.


                                APPENDIX 3 TO EXHIBIT A
                            DATA PRODUCTS LICENSE AGREEMENT
                          dated as of December 4, 1998 between
             THE POLK COMPANY ("Polk") and MySOFTWARE COMPANY ("MySoftware")


                           POLK DATA LIST RENTAL USAGE REPORT
                           ----------------------------------

  FROM:	                      MAIL TO:
  MySoftware Company          The Polk Company
  2197 East Bayshore Road     Attn.: Managing Director, StrategicPartnerships
  Palo Alto, CA 94303-3219    1621 18th Street
                              Denver, CO 80202-1211

This report covers the use of the Polk Data for List Rental in the month of ___________, 19___.


            TOTALIST
 CLIENT     RECORDS      LIST   SURCHARGE   SURCHARGE   AMOUNT
NAME/CODE   (Quantity)   RATE   QUANTITY      RATE        DUE
---------   ----------   ----   ---------   ---------   ------











THE FOREGOING IS A COMPLETE AND CORRECT REPORT:	DATE: _______________________


By ____________________________________	PrintName _________________________
   Signature and Title of Person Reporting

                               APPENDIX 4 TO EXHIBIT A
                           DATA PRODUCTS LICENSE AGREEMENT
                         dated as of December 4, 1998 between
            THE POLK COMPANY ("Polk") and MySOFTWARE COMPANY ("MySoftware")

                        DATA ENHANCEMENT SERVICE USAGE REPORT
                        -------------------------------------

FROM:		                       MAIL TO:

MySoftware Company            The Polk Company
2197 East Bayshore Road       Attn.: Managing Director, Strategic Partnerships
Palo Alto, CA 94303-3219      1621 18th Street
                              Denver, CO 80202-1211

This report covers the use of the Polk Data for enhancement purposes in the month of ___________, 19___.


                               NUMBER
                      DATA       OF
 CLIENT     TYPE    ELEMENTS   RECORD    RATE    ROYALTY
NAME/CODE             USED       S               DUE POLK
--------    ----    --------   ------    ----    --------

--------    ----    --------   ------    ----    --------
--------    ----    --------   ------    ----    --------
--------    ----    --------   ------    ----    --------
--------    ----    --------   ------    ----    --------
--------    ----    --------   ------    ----    --------
--------    ----    --------   ------    ----    --------
--------    ----    --------   ------    ----    --------
--------    ----    --------   ------    ----    --------


THE FOREGOING IS A COMPLETE AND CORRECT REPORT:	DATE: _______________________


By _____________________________________ Print Name ________________________
   Signature and Title of Person Reporting

                                   TYPE LEGEND
A = House File Enhancement
B = Mailing List Screening
C = Enhanced List Rental Fulfillment
D = Profiling/Reporting
E = Modeling


THE FOREGOING IS A COMPLETE AND CORRECT REPORT:	DATE: _______________________


By ____________________________________	Print Name _________________________
   Signature and Title of Person Reporting

                                      EXHIBIT B
                            DATA PRODUCTS LICENSE AGREEMENT
                          dated as of December 4, 1998 between
             THE POLK COMPANY ("Polk") and MySOFTWARE COMPANY. ("MySoftware")

                       CARRIER ROUTE MARKETING INFORMATION ("CRMI")
                       --------------------------------------------

1. DESCRIPTION. Polk procures, compiles, owns, and maintains a national area level database derived from census information, motor vehicle information, telephone information, demographic information, and other sources (hereinafter "CRMI"). This database is provided at the postal carrier route and ZIP code levels, and is more particularly described in a manual entitled Carrier Route Marketing Information Users Manual.

2. PERMITTED USES AND SPECIFIC LIMITATIONS ON USE. The CRMI data may only be used by MySoftware for the purposes described below and for no other purpose whatsoever.

   A. The CRMI data may be used for MySoftware's [***].

   B. MySoftware may use the CRMI Data to [***].

   C. MySoftware may provide [***].

   D. Data Enhancement Services.

      (1) Type of DE Service. The following are the fees and charges for each type of DE Service.

          (a) House File Enhancement. A price of [***] number of records matched, net to Polk will be charged when using the CRMI data for House File Enhancement. Data elements appended are authorized for use for a period of one (1)year from the date of appending.

          (b) Enhanced List Rental Fulfillment. MySoftware shall be prohibited from using CRMI data for this type of use, unless prior written authorization is received from Polk, which may be withheld for any reason whatsoever. For purposes of this Agreement, "Enhanced List Rental Fulfillment" shall mean the performance by MySoftware of data appending for a customer which has furnished its file to MySoftware, for said purpose, and where MySoftware may use the customer's file as enhanced by the CRMI data to select, create and furnish a direct marketing list for use only by the customer or its designee.

          (c) Profile Reports and Modeling.

              (i) Profile Reports.  MySoftware shall pay Polk a minimum of
                  [***] for any profile or report created using the Polk
                  Data.

              (ii) Modeling.  MySoftware shall pay Polk a minimum of [***]
                   for any model created using the Polk Data.

      (2) Time for Application of Fees and Charges. The fees and charges payable by MySoftware under Subsection C.(1) above, shall be paid by MySoftware to Polk at the following times:

          (a) In the case of House File Enhancement, [***].

          (b) In the case of Mailing List Screening, [***].

          (c) In the case of Profile Reports and Modeling, [***].

3. UPDATES. Future updated versions shall be delivered on a [***] basis subject to Polk's normal CRMI updating schedule.

4. LICENSE FEES; ROYALTIES; ACCOUNTING AND TIME FOR PAYMENT.

   A. Minimum Use Charge. MySoftware will pay fees per Exhibit A, Section 4.D. MySoftware Fees; Royalties; Minimum Use Charge.

   B. Accounting and Time for Payment. MySoftware shall provide Polk with an accounting describing the customer name and permitted use of the service performed by MySoftware. Such accounting shall be performed by MySoftware on a [***] basis and provided to Polk by [***] following the end of the calendar quarter. A report shall be provided [***], even when no use of CRMI data has occurred.

[***] Confidential treatment requested.

5. MARKETS. Except as provided in Section 13 of the Agreement, MySoftware shall not be restricted from marketing the CRMI data to any market or industry.

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